ANALYST BRIEFING Driving the real-time digital payments experience MAY 21, 2019 Exhibit 99.1

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation. The company assumes no obligation to update any forward-looking statement in this presentation, except as required by law. Private Securities Litigation Reform Act of 1995 Safe Harbor for Forward-Looking Statements

WELCOME John Kraft Vice President, Investor Relations and Strategic Analysis

ANALYST BRIEFING Mike Braatz Chief Product & Marketing Officer

Any Payment, Every Possibility Note (1): 2019 Revenue and Adj. EBITDA are Guidance metrics. Adjusted EBITDA is a non-GAAP measures. Adjusted EBITDA excludes significant transaction-related expenses. Speedpay results included for the period May 9 through December 31, 2019. $1.315 – 1.345 Billion FY 2019 Revenue(1) ~260 Billion Transactions Processed Annually $360 - $380 Million FY 2019 Adjusted EBITDA(1) 5,300+ Customers Globally Universal Payments Software 4,000+ Employees in 39 Countries 1 1ACI 4 CUSTOMER SEGMENTS 6 SOLUTION AREAS 2 DEPLOYMENT MODELS

2023 Addressable Transaction Opportunity 2.1 TRILLION Transactions 2023 3.6 TRILLION Transactions 2023 1.5 TRILLION Transactions 2023 Addressable with Current Solution and Segment Focus White Space Opportunity

ACI’s Addressable Transaction Opportunity by Segment 1.3 TRILLION Transactions 2018 2.1 TRILLION Transactions 2023 Corporates 8 B Merchants 137 B Intermediaries 598 B Banks 560 B Corporates 10 B Merchants 210 B Intermediaries 1050 B Banks 865 B ACI % share: High teens to low 20s ACI % share: Low-to-mid 20s

Growth Trends Transforming Transaction Opportunity Cloud/Open Source Digital Transformation Democratization of Payments Real-Time Non-Card Payments Internet of Things Payments Intelligence

Monetizing the Transaction Opportunity Value-Based Pricing Approach Opportunity to grow price per transaction by providing additional value-added services The cloud and open source infrastructure software are key to efficiency gains   Corporates Merchants Intermediaries Banks Type C2B end-to-end hosted payment processing C2B payment at merchant POS or via eCommerce Wide range of payment services Payment access to funds Current Price per transaction $0.2-$1.0 $0.01-$0.07 Full range, depending on value derived <$0.01 (Volume discount price curve applied)

2 Deployment Models *Sum of percentage revenue growth and net adjusted EBITDA margin of at least 40% ACI ON DEMAND ACI ON PREMISE Licensed software model Migrate customers to modernized IP UP Retail Payments Solution (RPS) New UP Real-Time Payments Solution (RTPS) Cross-selling to existing customers Secular transaction growth Maintain low attrition ACI’s platform for payments Consumption-based business model Double digit growth opportunity Ramp incremental volume from existing customers Disciplined transaction-based pricing Winding down of heavy investment cycle Targeting Rule of 40*

The Combined Opportunity Market leadership in biller direct, and 3,700+ customers Speedpay brings immediate scale to ACI On Demand Updating 2019 guidance Unifies two leading platforms and brings together top talent Accelerates technical innovation through increased R&D and shared enhancements Accelerates convergence of Merchant and Bill Pay +

Unified Bill Payment Solution Real-time bill payment platform Any Payment Control of end-to-end experience Distinctive digital user experience Speedpay Front End Notifications eBills Portals IVR In-Person Settlement Collections Disbursement Payment Mobile Wallet Presentment ACI Back End Vertical integrations Strong scalability, security and availability

Enables consumers to view bills and initiate payments on iOS and Android smartphones with Apple Wallet or Google Pay Customers can link consumers to more products and services directly from bills

Consumer Finance Education Insurance Utilities Government Vertical-specific features are built onto the platform Partnerships with leading ERP providers in target verticals Focus on Specific Verticals for Traditional Billing

ACI Merchant Payments Platform In-Store Payments Mobile POS eCommerce mCommerce Global Coverage Intelligent Routing Tokenization EMV Integrated Fraud Protection Real-time, omni-channel merchant payments platform Any Payment Modern digital payment experience Integrated payments intelligence Scalability, security, availability

Delivering Global Payments Coverage ALTERNATIVE PAYMENTS OTHERS PREPAYMENT WALLET ONLINE TRANSFER MOBILE INVOICE CARDS CREDIT DEBIT PRE-PAID DIRECT DEBIT INSTALLMENTS

Merchant and Biller Needs Are Converging Merchant Payments Digital Subscription Billing Bill Payments

Subscription Billing Segments Digital Subscription Services Verticals Examples Physical Goods Music Video/other media Video games Education Finance News Dating Healthcare/wellness Health/fitness Restaurant delivery Grocery delivery Fashion Personal care Automotive Spotify, Pandora Netflix, ESPN PS4, Xbox Coursera, edX Mint, Lemonade WSJ, The Economist Match.com, Bumble Iora Peloton, Equinox Doordash, Uber Eats Blue Apron, Hello Fresh Stitch Fix, Trunk Club Dollar Shave Club, Lola BMW, Zipcar

Strong Digital Subscription Growth Number of bills in billions Growth driven by: Digital native billers Traditional players adopting subscription models Traditional Billing Digital Subscription – Services Digital Subscription – Physical Goods 37 55 3% 18% 21% CAGR Digital Subscriptions Traditional Billing +8% Number of bills in billions Source: 2018 McKinsey Global Payment Map

Digital Subscription Pain Points High payment acceptance costs High churn Lack of end-to-end solutions Missing vertical specific capabilities Limited customer engagement experience

ACI Solution Strategy Speedpay Front End Notifications eBills Portals IVR In-Person Settlement Collections Disbursement Payment Mobile Wallet Presentment ACI Back End In-Store Payments Mobile POS eCommerce mCommerce Global Coverage Intelligent Routing Tokenization EMV Integrated Fraud Protection Unified Bill Payment Solution Omni-Channel Merchant Payments Platform

ACI Real-Time Digital Payments Platform Combines the best of commerce + billing capabilities Any Payment Modern digital payment experience Global coverage Scalability, security, availability

ACI Value Proposition for Merchants and Billers Higher acceptance rates Reduced payments costs Stronger customer engagement Payments intelligence to reduce fraud and drive new revenue streams Global Any Payment

ANY PAYMENT, EVERY POSSIBILITY. ®

Q&A Philip Heasley President and CEO Scott Behrens Chief Financial Officer Mike Braatz Chief Product & Marketing Officer

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements in this presentation include, but are not limited to, statements regarding: Expectations that Speedpay brings immediate scale, significantly boosting recurring revenue and materially improving net adjusted EBITDA margin; Expectations regarding our leadership position, talent and technical innovation ; Expectations regarding the convergence of Merchant and Bill Pay; and 2019 financial guidance related to revenue and adjusted EBITDA. Forward-Looking Statements

All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, increased competition, the success of our Universal Payments strategy, demand for our products, restrictions and other financial covenants in our credit facility, consolidations and failures in the financial services industry, customer reluctance to switch to a new vendor, the accuracy of management’s backlog estimates, the maturity of certain products, our strategy to migrate customers to our next generation products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, volatility and disruption of the capital and credit markets and adverse changes in the global economy, our existing levels of debt, impairment of our goodwill or intangible assets, litigation, future acquisitions, strategic partnerships and investments, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our ability to protect customer information from security breaches or attacks, our compliance with privacy regulations, our ability to adequately defend our intellectual property, exposure to credit or operating risks arising from certain payment funding methods, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue-generating activity during the final weeks of each quarter, business interruptions or failure of our information technology and communication systems, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, exposure to unknown tax liabilities, volatility in our stock price, and potential claims associated with our sale and transition of our CFS assets and liabilities. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Forward-Looking Statements